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                                                                   EXHIBIT 10.6




         10.6 OPERATING AGREEMENT CASINO PADRE INVESTMENT COMPANY, LLC





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
SECTION 1. OFFICES

SECTION 2. MEMBERS
         A. ANNUAL MEETING ......................................... 1
         B. SPECIAL MEETING ........................................ 1
         C. PLACE OF MEETING ....................................... 1
         D. MEETINGS ............................................... 1
         E. RECORD DATE ............................................ 1
         F. VOTING LIST ............................................ 2
         G. VOTING  PROCEDURES ..................................... 2
         H. PROXIES ................................................ 2
         I. TELEPHONIC  COMMUNICATION .............................. 2
         J. VOTING BY CERTAIN  MEMBERS ............................. 2
         K. INFORMAL ACTION OF MEMBERS ............................. 3

SECTION 3. MANAGEMENT .............................................. 3
         A. MANAGER ................................................ 3
         B. GENERAL POWERS ......................................... 3
         C. LIMITATION ON AUTHORITY OF MEMBERS ..................... 3
         D. GENERAL STANDARDS OF CONDUCT FOR MANAGERS .............. 4
         E. REMOVAL OF MANAGERS .................................... 4
         F. INDEMNIFICATION OF MANAGERS ............................ 4

SECTION 4. FINANCIAL ............................................... 5
         A. CONTRIBUTIONS .......................................... 5
         B. CAPITAL ACCOUNTS ....................................... 5
         C. PROFITS, LOSSES AND DISTRIBUTIONS ...................... 6
         D. COMPLIANCE WITH INTERNAL REVENUE CODE .................. 6

SECTION 5. CERTIFICATES OF MEMBERSHIP INTEREST AND TRANSFER......... 6
         A. CERTIFICATES ........................................... 6
         B. CERTIFICATE REGISTER ................................... 6
         C. TRANSFERS OF MEMBERSHIP INTERESTS ...................... 6
         D. CONDITIONS PRECEDENT TO TRANSFER ....................... 7
         E. NO DISSOLUTION OR TERMINATION .......................... 7
         F. PROHIBITION OF ASSIGNMENT .............................. 7

SECTION 6. DISSOLUTION OF THE COMPANY AND CONTINUANCE
      OF THE COMPANY'S BUSINESS .................................... 8

SECTION 7. AMENDMENT OF ARTICLES OF ORGANIZATION,
      RESTATEMENT THEREOF, MERGER, SALE, OR DISSOLUTION ............ 8





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
SECTION 8. LIQUIDATION ................................................ 8
         A. DISTRIBUTIONS ON LIQUIDATION .............................. 8
         B. COMPLIANCE WITH INTERNAL REVENUE CODE REGULATIONS.......... 9
         C. PROFITS, GAINS AND LOSSES DURING WINDING UP ............... 9
         D. NO RIGHT TO DEMAND DISTRIBUTIONS IN-KIND .................. 9

SECTION 9. MISCELLANEOUS .............................................. 9
         A. INDEMNIFICATION ........................................... 9
         B. APPLICABLE LAW ............................................ 9
         C. CAPTIONS .................................................. 9
         D. VALIDITY .................................................. 9
         E. BINDING EFFECT ............................................ 9
         F. INTERPRETATION ............................................ 9
         G. COUNTERPARTS .............................................. 9
         H. WAIVER OF NOTICE ......................................... 10
         I. FISCAL YEAR .............................................. 10
         J. MANAGER AS ATTORNEY-IN-FACT FOR MEMBERS .................. 10

SECTION 10. CONSENT TO OPERATING AGREEMENT ........................... 10

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                                  APPENDIX "D"

                     CASINO PADRE INVESTMENT COMPANY, LLC.

                              OPERATING AGREEMENT
                                       OF
                      CASINO PADRE INVESTMENT COMPANY, LLC

                              OPERATING AGREEMENT
                                      OF
                     CASINO PADRE INVESTMENT COMPANY, L.C.


The following operating Agreement is adopted pursuant to applicable provisions of the State of Nevada:


                              SECTION 1. OFFICES.

The principal office of the company shall be located at 1610 Barrancas Avenue Pensacola, Florida 32501 or at such other address as the company should choose from time to time. The registered office and agent of the company required under the Nevada Limited Liability Company Act shall be as initially provided in the Articles of Organization, and shall be subject to change from time to time as duly provided by law.


                              SECTION 2. MEMBERS.

A. ANNUAL MEETING. The annual meeting of members shall be held each year during the month of June, on such date and at such time as determined by the Manager. The Manager shall give the annual company report and general review of business status of the company. Any other business properly coming before the membership may be discussed and acted upon.

B. SPECIAL MEETING. Special meetings of the members may be called by the Manager or by the holders of at least 20% of all votes entitled to be cast on any issue proposed to be considered at the proposed special meeting.

C. PLACE OF MEETING. The Manager may designate any place in or outside the State of Nevada as the meeting place for any annual meeting or special meeting of the members. A consent signed by all members may designate any place, either in or out of the State of Nevada, as the place for holding such meeting.

D. NOTICE OF MEETINGS. Written notice stating the date, time, and place of the meeting and, in the case of any special meeting, a description of the purpose or purposes for which the meeting is called, shall be mailed to each member of record entitled to vote at the meeting, unless oral notice is reasonable under the circumstances, not fewer than ten nor more than sixty days before the date of the meeting, by or at the direction of the Manager or persons calling the meeting. Such written notice is effective when mailed addressed to the members' addresses shown in the company's record of members, with postage prepaid. Attendance at any meeting constitutes a waiver of notice required to be given, unless such attending member appears for the purpose of objecting to the calling of the meeting.

E. RECORD DATE. For purposes of determining members entitled to notice or to vote at any meeting of members or any adjournment thereof, or entitled to receive payment of any distribution, or in order to make a determination of members for any other purpose, the Manager may fix in advance a date as the record date of any such determination of members; such date in any case to be not more than seventy days and, prior to






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the date on which the particular action, requiring such determination of members, is to be taken. If no record date is fixed for determination of members entitled to vote or members entitled to receive payment of any distribution, the date on which the notice of meeting is mailed or the date on which the Manager's declaration of any distribution is adopted, as the case may be, shall be the record date for such determination of members.

When a determination of members entitled to vote at any meeting of members has been made as provided herein, such determination shall apply to any adjournment of such meeting, unless the Manager fixes a new record date, which the Manager must do if the meeting is adjourned to a date more than ninety days after the date fixed for the original meeting.

F. VOTING LIST. The Manager, who shall have charge of the membership books for Certificates of Membership interest of the company shall make, within three business days after notice of each meeting of members is given, a complete alphabetical list of the members entitled to notice of such meeting or any adjournment thereof, with the address of each member and the number of Units of Ownership applicable to each member. Such members list must be available for inspection by any member, beginning three days after notice of the meeting is given for which a list was prepared, and continuing through the meeting, at the company's principal office. Such list shall be available to any member, member's agent or attorney, for written inspection and copying during regular business hours at the requesting member's expense. The company shall make the members list available at the meeting, and any member, member's agent or attorney, is entitled to inspect the list during the meeting.

G. VOTING PROCEDURES. Each member shall be entitled to vote based upon the number of Units of ownership owned by the member. Each Certificate of Membership shall state the number of Units of Ownership owned by such member. Each member's vote shall have a value equal to such member's proportion of Units of Ownership when compared to total outstanding Units of ownership issued. Example: If 80 Units of Ownership are issued, and a member owns 2 Units of Ownership, such member will be entitled to cast 2 votes, which votes shall have a value of 2/80 of the total votes entitled to be cast.

A quorum of members is required to conduct any business at a meeting of members, and a quorum shall consist of a majority of votes entitled to be cast.

H. PROXIES. At all meetings of members, a member may vote by proxy executed in writing by the member or by such member's duly authorized attorney in fact. An appointment of a proxy is effective when received by the Manager or other officer or agent authorized to tabulate votes, and the company is entitled to accept the proxy's vote or other action as that of the member making the appointment. An appointment is valid for eleven months unless a longer period is expressly provided in the appointment form. The death or incapacity of the member appointing a proxy does not affect the right of the company to accept the proxy's authority under the appointment unless notice of the death or incapacity is received by the Manager or other officer or agent authorized to tabulate votes.

I. TELEPHONIC COMMUNICATION. The Manager may permit any or all members to participate in a regular or special meeting by, or conduct the meeting through the use of, any means of communication by which all members participating may simultaneously hear each other during the meeting. A member participating in a meeting by this means is deemed to be present in person at the meeting.

J. VOTING BY CERTAIN MEMBERS. Membership interests held in the name of a corporation, partnership or company may be voted by such officer, partner, agent or proxy as the Bylaws of such entity may




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prescribe, or, in the absence of such provision, as the Board of Directors or other governing body of such entity may determine. Membership interests held by a personal representative, administrator, executor, guardian or conservator may be voted by such person, either in person or by proxy, without a transfer of the Membership interest into the name of such person. Membership interests held in joint tenancy with rights of survivorship may be voted by any joint owner, and such joint owner's vote shall be accepted unless the Manager has knowledge that another joint owner dissents.

K. INFORMAL ACTION OF MEMBERS. Except as otherwise provided by law or this Agreement, any action required to be taken at a meeting of the members, or any other action which may be taken at a meeting of the members, may be taken without a meeting if one or more written consents, setting forth the action so taken, are signed by the holders of Units of Ownership representing a majority of the total votes entitled to be cast with respect the subject matter thereof (or such other greater percentage as may be required by law or this Agreement) and delivered to the Manager; provided that notice of the intended action to be taken (in writing or by facsimile) is provided to all members at least ten days prior to the date of the written consents.

A written consent shall bear the date of signature of each member who signs the consent and no written consent shall b effective unless, within sixty days of the earliest dated consent delivered to the Manager, written consents signed by a sufficient number of holders are delivered to the Manager. A consent signed under this provision has the effect of a meeting vote and may be described as such in any document.

Prompt notice of the taking of action without a meeting by less than unanimous written consent shall be given to those members who have not consented in writing.


                             SECTION 3. MANAGEMENT

A. MANAGER. sureBET Casinos, Inc. ("sureBET") is hereby appointed the manager of the Company (the "Manager"). The business and affairs of the Company shall be managed under the direction and control of the Manager, and all powers of the Company shall be exercised by or under the authority of the Manager. No other person shall have any right or authority to act for or bind the Company except as permitted in this Operating Agreement.

B. GENERAL POWERS. The Manager shall have the full power to execute and deliver, for and on behalf of the Company, any and all documents and instruments which may be necessary or desirable to carry on the business of the Company, including without limitation, any and all deeds, contracts, leases, mortgages, deeds of trust, promissory notes, security agreements, and financing statements pertaining to the Company's assets or obligations, and to authorize the confession of judgement against the Company. No person dealing with the Manager need inquire into the validity or propriety of any document or instrument executed in the name of the Company by the Manager, or as to the authority of the Manager in executing the same.

C. LIMITATION ON AUTHORITY OF MEMBERS. No Member is an agent of the Company solely by virtue of being a Member, and no Member has authority to act for the Company solely by virtue of being a Member. This Section supercedes any authority granted to the Members pursuant to the Act. Any Member who takes any action or binds the Company in violation of this Section shall be solely responsible for any loss and expense incurred by the Company as a result of the unauthorized action and shall indemnify and hold the Company harmless with respect to the loss or expense.





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D. GENERAL STANDARDS OF CONDUCT FOR MANAGERS. A Manager shall discharge that
Manager's duties as a Manager in good faith, with the care an ordinary prudent person in a like position would exercise under similar circumstances, and in a manner the Manager believes to be in the best interests of the company.

E. REMOVAL OF MANAGERS. The Members may remove the Manager and elect a new manager only if:

(1) The Management Company or any of its officers or Directors convicted of a felony or misdemeanor (other than a conviction for a traffic offense), or if the Owner reasonably believes The Management Company jeopardizes or causes the withdrawal of any gaming license, permit or authorization necessary to conduct the business of the Owner, or

(2) There shall be filed by The Management Company in any court pursuant to any statute either of the United States or of any state a petition in bankruptcy or insolvency or for a reorganization or for the appointment of a receiver or trustee of all or a substantial part of The Management Company's property, or if The Management Company makes an assignment for or petitions for or enters into an arrangement for the benefit of creditors or if an involuntary petition in bankruptcy is filed against The Management Company which is not dismissed within ninety (90) days thereafter.

F. INDEMNIFICATION OF MANAGERS. The Partnership, its receiver, or its trustee shall indemnify and save harmless, and pay all judgement and claims against each Manager or officer or Director of the Manager, including for acts of negligence of any of the forgoing, relating to any liability or damage incurred by reason by any act performed or omitted to be preformed by that Manager, officer, or director in connection with the business of the Partnership, including Attorneys' fees incurred by the Company, officer, or director in connection with the defense of any action based on any act or omission, which attorneys' fees may be paid as incurred, including all such liabilities under federal and state securities laws ( including the Securities Act of 1933, as amended) as permitted by law.

The Partnership, its receiver, or its trustee shall indemnify and hold harmless, to the maximum extent permitted by law, each Manager and Unit Holder from and against any and all liabilities, sums paid in settlement of claims (if such settlement is consented to by the Manager), obligations, charges, actions (formal or informal), claims ( including but not limited , claims for personal injury under any theory or for real or personal property damage), liens, taxes, administrative proceedings, losses, damages (including without limitation, punitive damages), penalties, fines, court cost, administrative service fees, response and remediation costs, stabilization costs, encapsulation costs, treatment, storage, or disposal costs, groundwater monitoring or environmental study, sampling, or monitoring cost, other courses of action, and any other costs and reasonable expenses ( including, without limitation, reasonable attorneys', experts', and consultants' fees and disbursements and investigating, laboratory, and data review fees) imposed upon or incurred by any Manager or Unit Holder ( whether or not indemnified against by any other party) arising from and after the date of this agreement directly or indirectly out of:

         (i) The past, present, or future treatment, storage, disposal, generation, use, transport, movement, presence, release, threatened release, spill, emission, injection, leaching, dumping, escaping, or seeping of any Hazardous Substances, material containing or alleged to contain Hazardous Substances at or from any past, present, or future properties, or assets of the Company; or




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         (ii) The violation or alleged violation by the Company or any third party of any Environmental Laws with regard to past, present or future ownership, operation, use, or occupying of any property or asset of the Company.

In the event of any action by a Unit Holder against any Manager, including a derivative suit, the Company shall indemnify, save harmless, and pay all expenses of the Manager including attorneys' fees, incurred in the defense of that action, if that Manager is successful in the action.

Except as may be otherwise provided in this agreement, the Company shall indemnify, save harmless and pay all expenses, costs, or liabilities of any Manager who for the benefit of the Company makes any deposit' acquires any option, or makes any similar payment or assumes any obligation in connection with any property proposed to be acquired by the Company and who suffers any financial loss as a result of that action excluding any guarantees or leases entered into by the Manager to acquire or finance the Project.

Not withstanding anything contained in this section to the contrary, no Manager or Unit Holder shall be indemnified from any liability for fraud, bad faith, willful misconduct, or gross negligence.

In the event that any subsection or provision is determined to be invalid in whole or in part, the remainder of this section shall be enforced to the maximum extent permitted by law.

                             SECTION 4. FINANCIAL.

A. CONTRIBUTIONS. Ownership interests in the company will be held in the form of Units of Ownership, and each member's Certificate of Membership shall disclose the Units of Ownership to which said member has title. Members may make contributions, as provided in Section 490A.801, in the form of cash, property, or services performed. There are no initial members of the company and the no Units held as of August 22, 1999.

The company shall authorize a total of not more than 80 Units to be issued. Additional Units over and above 80 would only be authorized upon approval of the Manager and approval by not less than 75% of the members.

B. CAPITAL ACCOUNTS. A separate capital account shall be maintained for each member. Each member's capital account shall be increased by:

         (1) The cumulative amount of cash and the net fair market value of any property that has been contributed to the capital of the company by such member (or such member's predecessors in interest); and

         (2) The cumulative amount of the company's net profit that has been allocated to such member (or such member's predecessors in interest); and

                  shall be decreased by:

         (1) The cumulative amount of the company's net loss that have been allocated to such member (or predecessors in interest of such member);

         (2) The cumulative amount of cash and the fair market value of all other property that has been distributed to such member (or predecessors in interest of such member).





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C. PROFITS, LOSSES AND DISTRIBUTIONS. Except as may be required by Section
704(c) of the Internal Revenue Code, the profits, losses, and distributions of the company shall be allocated among the members in proportion to each member's respective percentage of Units of Ownership when compared with total Units of ownership issued. The company shall make, to the extent possible and advisable, one or more tax distributions (the "Tax Distributions") to its members totaling an amount equal to the additional state and federal income taxes owed by the members as a result of the members' ownership of Units of the company. Such Tax Distributions shall be computed by the company's accountants assuming that each member is an Nevada resident subject to the highest marginal state and federal tax rates applicable to individuals (taking into consideration the deductibility of income taxes) for the calendar year in which the company's tax year ends. Any and all distributions shall be proportionate to Units owned. No member has the right to demand and receive any distribution from the company other than in cash.

No distribution shall be made if as a result thereof the company would not be able to pay its debts as they become due in the usual course of business, if the company would be in violation of any loan agreement, or if the company's total assets would be less than the sum of its total liabilities.

D. COMPLIANCE WITH INTERNAL REVENUE CODE. The provisions of this Section as they relate to the maintenance of capital accounts are intended, and shall be construed, and, if necessary, modified, to cause the allocations of profits, losses, income, gain and credit to have substantial economic effect under the Regulations promulgated under Section 704 (b) of the Internal Revenue Code. Notwithstanding anything herein to the contrary, this Agreement shall not be construed as creating a deficit restoration obligation or otherwise personally obligate any member to make a capital contribution in excess of such member's initial contribution.


         SECTION 5. CERTIFICATES OF MEMBERSHIP INTEREST AND TRANSFER.

A. CERTIFICATES. Certificates representing each member's membership interest shall be in such form as shall be determined by the Manager. Such certificates shall be signed by the Manager and shall be consecutively numbered or otherwise identified. Certificates shall bear a legend which indicates that the membership interest represented by the certificate cannot be transferred or assigned except in compliance with this Agreement. In case of a lost, destroyed or mutilated certificate, a new one may be issued upon such terms and indemnity to the company as the Manager may prescribe.

B. CERTIFICATE REGISTER. The name and address of the member to whom each certificate is issued, together with the capital contribution and the date of issue, shall be entered in the Certificate Register of the company. Any and all changes in members or their amount of capital contribution shall be reflected by the Manager in the Certificate Register of the company.

C. TRANSFERS OF MEMBERSHIP INTERESTS. Any sale, exchange or transfer of a member's interest in the company shall not be effective unless the transaction is approved (1) by the Manager, in writing, and (2) by a vote of the members holding a majority of the remaining Units and by a majority vote of the remaining members (per capita) at a meeting of the members.

The granting of a security interest, pledge, lien, or encumbrance against any membership interest shall be distinguished from a sale, exchange or transfer of a member's interest as above provided. Such various grant of security interests shall not cause the member to cease to be a member, and shall not deprive the member of such member's voting rights. Whether such pledge, grant of security




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interest, lien, or other encumbrance results in a transfer of the member's right to distributions shall depend upon the terms of such pledge, grant of security interest, lien, or other encumbrance. The company and the Manager shall be entitled to be saved, indemnified, and held harmless by all interested parties to the transaction in respect to any distribution or other action taken in reliance upon any pledge, grant of security interest, lien, or encumbrance, or in respect to any such action taken in respect to an assignment. The fact that a member's interest may have been attached, executed upon, or charged by the court in any way shall not vitiate the provisions relating to approval being required for membership by a Manager and a majority of other members as heretofore stated.

If a member dies, or a court of competent jurisdiction adjudges a member to be incompetent, the member's executor, administrator, guardian, conservator, or other legal representative may exercise all of the member's rights for the purpose of settling the member's estate or administering the member's property; and if the member is a corporation, trust, or other entity, and is dissolved or terminated, the powers of that member may be exercised by its legal representative or successor.

D. CONDITIONS PRECEDENT TO TRANSFER. In addition to the conditions set forth above, no sale, exchange or transfer of a member's membership interest shall be effective unless and until all of the following conditions have been satisfied;

         (1) The instrument of transfer shall be in form and substance reasonably satisfactory to the Manager;

         (2) The transferor and transferee named therein shall execute and acknowledge such other instrument or instruments as the Manager may deem necessary or desirable to effectuate the acceptance of the transferee as a member;

         (3) The transferee shall execute a written acceptance of all of the terms and provisions of this Agreement as, and to the extent that, the same may have been amended;

         (4) The transferee shall meet all applicable licensing and other regulatory requirements imposed by any applicable racing and gaming commission; and

         (5) The transferor or transferee shall pay all reasonable expenses connected with acceptance of a member and incurred as a result of security issues or regulatory matters arising as a result of such transfer, including, but not limited to, legal fees and costs.

E. NO DISSOLUTION OR TERMINATION. The transfer of a membership interest in the company pursuant to the terms of this Section shall not dissolve or terminate the company. No Member shall have the right to have the company dissolved or to have such Member's capital contribution returned except as provided in this Agreement.

F. PROHIBITION OF ASSIGNMENT. Notwithstanding the foregoing provisions of this Section, no sale, exchange or transfer of a member's membership interest may be made if the membership interest sought to be sold, exchanged or transferred, when added to the total of all other membership interests sold, exchanged or transferred within the period of twelve (12) consecutive months prior thereto, would result in the termination of the company under Section 708 of the Internal Revenue Code. In the event of a transfer of any membership interest, the members will determine, in their sole discretion, whether or not the company will elect pursuant to Section 754 of the Internal Revenue Code (or corresponding provisions of future law) to adjust the basis of the assets of the company.




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          SECTION 6. DISSOLUTION OF THE COMPANY AND CONTINUANCE OF THE
                              COMPANY'S BUSINESS.

The withdrawal, death or dissolution, adjudication of incompetence or adjudication of bankruptcy of a member ("Triggering Events") shall immediately dissolve the company unless a majority in interest of the remaining members, as defined in Rev. Proc. 94-46, agree to continue the business of the company. Said vote shall be taken as soon as is practical, but not more than 90 days after the company first has knowledge of a Triggering Event. A member shall immediately notify the Manager of any Triggering Event of which the member has knowledge.

         SECTION 7. AMENDMENT OF ARTICLES OF ORGANIZATION, RESTATEMENT
                     THEREOF, MERGER, SALE, OR DISSOLUTION.

The applicable provisions of the Code of Nevada as amended shall govern any amendments to the Articles of Organization, Restatement thereof, merger of the company, or dissolution of the company, except where other voting percentages are specified in this Operating Agreement. A 75% affirmative vote of all members entitled to vote, based upon the proportionate ownership of Units of Ownership to which the voter holds title in the company, shall be required to approve the following matters:

         (1)   The dissolution and winding up of the company,

         (2) The sale, exchange, lease, mortgage, pledge, or other transfer of all or substantially all of the assets of the company other than in the ordinary course of business,

         (3)   Merger of the company with another entity, or

         (4) An amendment to the Articles of Organization or Operating Agreement, after notice and opportunity for discussion.


                            SECTION 8. LIQUIDATION.

A. DISTRIBUTIONS ON LIQUIDATION. Upon dissolution of the company as provided in Sections 7 and 8, if such dissolution is not followed by the agreement to continue the company under Section 7, the company shall immediately commence to wind up its affairs and liquidate. The company assets shall be distributed in payment of the liabilities of the company and to the members in the following order:

         (a) To creditors by the payment or provision for payment of the debts and liabilities of the company (other than any loans or advances that may have been made by any of the members to the company) and the expenses of liquidation;

         (b) To the setting up of any reserves that the members deem reasonably necessary for any contingent or unforeseen liabilities or obligations of the company. Such reserves shall be paid over by the members to a bank or other institutional escrow agent, to be held for the purpose of disbursing such reserves in payment of the aforementioned contingencies, and at the expiration of such period as the members deem advisable, to distribute the balance in the manner provided in this Section 9 and in the order stated herein;

         (c) To the repayment of any loans or advances that may have been made by any of the members to the company, but if the amount available for such repayment shall be insufficient, then pro rata on account thereof; and

         (d) To the members in payment of their capital accounts at the date of distribution.



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B. COMPLIANCE WITH INTERNAL REVENUE CODE REGULATIONS. In the event the company is "liquidated" within the meaning of Treas. Reg. 1. 704-1 (b) (2) (ii) (g) , distributions shall be made pursuant to this Section 9 (if such liquidation constitutes a dissolution of the Company) to the Members who have positive Capital Accounts in compliance with Treas. Reg. 1.704-1(b)(2)(ii)(b)(2) (after giving effect to all contributions, distributions, and allocations for all taxable years, including the year during which such liquidation occurs).

C. PROFITS, GAINS AND LOSSES DURING WINDING UP. The members shall continue to share profits and losses during the winding up of the company's affairs in accordance with their respective percentage of Units as if they were not winding up its affairs. Any gain or loss on disposition of company assets in the process of liquidating and winding up its affairs shall be credited or debited to the members in accordance with Section 5. Any company assets distributed in-kind to the members in the liquidation shall be valued and treated as though the assets were sold and the cash proceeds were distributed. The difference between the value of each asset distributed in-kind and its tax basis shall be treated as a gain or loss on sale of the asset and shall be credited or debited to the members in accordance with the provisions of Section 5.

D. NO RIGHT TO DEMAND DISTRIBUTIONS IN-KIND. No member shall have the right to demand or receive property other than cash for such member's Units.


                           SECTION 9. MISCELLANEOUS.

A. INDEMNIFICATION. The company shall indemnify any person who was or is a party defendant or is threatened to be made a party defendant in any civil, administrative, or criminal action by reason of the fact that such person is or was a member, Manager, committee member, employee or agent of the company, and may defend, save and hold said individual harmless in connection with all matters performed by said individual in good faith and in a manner reasonably believed by said person to be in or not opposed to the best interest of the company.

B. APPLICABLE LAW. This Agreement and the rights and obligations of the parties hereunder shall be construed and interpreted in accordance with the laws of the State of Nevada.

C. CAPTIONS. Paragraphs, titles, or captions in no way define, limit, extend or describe the scope of this Agreement nor the intent of any of its provisions.

D. VALIDITY. If any provision of this Agreement, or the application of such provision to any person or circumstance, shall be held invalid or unenforceable, the remainder of this Agreement, or the application of such provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby.

E. BINDING EFFECT. This Agreement shall inure to and bind all members, as well as their estates, heirs, personal representatives, successors and assigns.

F. INTERPRETATION. As used herein, the masculine includes the feminine and neuter and the singular includes the plural.

G. COUNTERPARTS. This Agreement or any certificate or amendment pursuant thereto may be executed in counterparts, all of which taken together shall be deemed one original agreement, and shall be binding upon all parties hereto notwithstanding that all parties are not signatory to the same counterpart.





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H. WAIVER OF NOTICE. Whenever any notice is required to be given pursuant to the provisions of the Act, the Articles of Organization of the company or this Agreement, a waiver thereof, in writing, signed by the person or entity entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice.

I . FISCAL YEAR. The fiscal year of the company shall be from January 1 through December 31 of each year.

J.  MANAGER AS ATTORNEY-IN-FACT FOR MEMBERS .

     APPOINTMENT. Each of the Members irrevocably constitutes and appoints, with full power of substitution, the Manager, its true and lawful attorney-in-fact with full power and authority in its name, place and stead to execute, certify, acknowledge, deliver, swear to, file and record at the appropriate public offices:

         (a) All certificates and other instruments and any amendment thereof, which the President deems appropriate to form, qualify or continue the business of the Company as a limited liability company;

         (b) Any other instrument or document which may be required to be filed by the Company under the laws of any state or which the President deems advisable to file; and

         (c) Any instrument or document, including amendments to this Agreement, which may be required to effect the continuation of the Company the admission of a substituted Member, or the dissolution and termination of the Company (provided such continuation, admission or dissolution and termination are in accordance with this Agreement), or to reflect any reductions in the amount of capital of Members.

         DURATION. The appointment by each member of the Manager as its attorney-in-fact is irrevocable and shall be deemed to be a power coupled with an interest and shall survive the incompetency, Bankruptcy or dissolution of any person giving such power, except, that in the event of the transfer by a Member of all or any part of its interest, this power of attorney shall survive such transfer only until such time, if any, as the transferee shall have been admitted to the Company as a substituted Member and all required documents and instruments shall have been duly executed, filed and recorded to effect such substitution.



                  SECTION 10. CONSENT TO OPERATING AGREEMENT.

 Each member shall receive a copy of this Operating Agreement. The undersigned, being all the members of Casino Padre Investment Company, LLC, an Nevada limited liability company, by signing below, hereby evidence their adoption and ratification of the foregoing Operating Agreement.



                            [SIGNATURE PAGE FOLLOWS]




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                                 SIGNATURE PAGE

                                       TO

                   CASINO PADRE INVESTMENT COMPANY, L. L .C.



                              OPERATING AGREEMENT

IN WITNESS WHEREOF, the undersigned have each executed, or caused to be executed, this Agreement.


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